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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
WEST SUBURBAN BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2002

WEST
SUBURBAN
BANCORP,
INC.

Notice of 2002
Annual Meeting
and
Proxy Statement

[LOGO] WEST SUBURBAN BANCORP, INC.
711 South Meyers Road
Lombard, Illinois 60148

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 8, 2002

To the Shareholders of West Suburban Bancorp, Inc.

Notice is hereby given that the Annual Meeting of Shareholders of West Suburban Bancorp, Inc., an Illinois corporation ("West Suburban"), will be held on Wednesday, May 8, 2002, at 8:00 A.M. local time, at West Suburban's headquarters located at 711 South Meyers Road, Lombard, Illinois 60148. West Suburban is the parent bank holding company of West Suburban Bank, Lombard, Illinois (the "Bank," and together with West Suburban, the "Company"). The Annual Meeting will be held for the purpose of considering and acting upon the following matters:

  1.
  the election of five directors of West Suburban;

  2.
  the ratification of the engagement of Crowe, Chizek and Company LLP as the independent auditors of the Company for the year ending December 31, 2002; and

  3.
  such other business as may properly come before the meeting or any adjournment or postponements thereof.

The Board of Directors has set the close of business on March 15, 2002, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements of the meeting. In the event that there are not sufficient votes to establish a quorum or to approve or ratify the proposals to be considered at the Annual Meeting, the meeting may be adjourned or postponed in order to permit the further solicitation of proxies. The transfer books of West Suburban will not be closed.

By Order of the Board of Directors,
April 8, 2002 Lombard, Illinois	/s/ Kevin J. Acker
Kevin J. Acker Chairman of the Board

YOUR VOTE IS IMPORTANT.
PLEASE SIGN, DATE AND RETURN THE
ACCOMPANYING PROXY PROMPTLY.

[LOGO] WEST SUBURBAN BANCORP, INC.

PROXY STATEMENT

        These proxy materials are furnished in connection with the solicitation by the Board of Directors of West Suburban Bancorp, Inc. ("West Suburban") of proxies to be voted at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on Wednesday, May 8, 2002, at 8:00 A.M. local time, at West Suburban's headquarters located at 711 South Meyers Road, Lombard, Illinois 60148, and any adjournment or postponement thereof. The Board of Directors would like to have all shareholders represented at this year's Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date and sign your proxy, then return it to West Suburban in the accompanying envelope. No postage needs to be affixed if you mail your proxy in the United States.

        West Suburban is a bank holding company registered under the Bank Holding Company Act of 1956. West Suburban's subsidiary, West Suburban Bank, Lombard, Illinois, is an Illinois state-chartered bank and may be referred in this proxy statement as the "Bank." West Suburban and the Bank may be referred to collectively in this proxy statement as the "Company." An Annual Report for the year ending December 31, 2001, containing financial and other information pertaining to the Company, is included herewith. The consolidated financial statements of the Company, which are contained in the Annual Report, are incorporated herein by reference. The mailing address of West Suburban's principal executive office is 711 South Meyers Road, Lombard, Illinois 60148.

        The Notice of Annual Meeting of Shareholders, this proxy statement and the enclosed form of proxy will first be mailed to the shareholders of West Suburban on or about April 8, 2002. Your proxy is solicited by the Board of Directors.

        The following is information that we believe you will find to be informative with respect to the Annual Meeting and the voting process.

Why am I receiving this proxy statement and proxy form?

        You are receiving a proxy statement and proxy form from us because on March 15, 2002, you owned shares of West Suburban's Common Stock. This proxy statement describes the matters that will be presented for consideration by the shareholders at the Annual Meeting. It also gives you information concerning the matters to be considered to assist you in making an informed decision.

        When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the Annual Meeting. The proxy holder will vote your shares as you have instructed in the proxy form, thereby ensuring that your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, you should complete, sign and return your proxy form in advance of the Annual Meeting in case your plans change.

What matters will be voted on at the Annual Meeting?

        You are being asked to vote on the election of directors of West Suburban and the ratification of Crowe, Chizek and Company LLP as our independent auditors for the 2002 fiscal year. These matters are more fully described in this proxy statement.

How do I vote?

        You may vote either by mail or in person at the Annual Meeting. To vote by mail, complete and sign the enclosed proxy form and mail it in the enclosed pre-addressed envelope. No postage is required if mailed in the United States. If you mark your proxy form to indicate how you want your shares voted, your shares will be voted as you instruct.

        If you sign and return your proxy form, but do not mark the form to provide voting instructions, the shares represented by your proxy form will be voted "for" the nominees for director named in this proxy statement and "for" the ratification of our auditors.

        If you want to vote in person, please come to the Annual Meeting. We will distribute written ballots to anyone who wants to vote at the Annual Meeting. Please note, however, that if your shares are held in the name of your broker (or in what is usually referred to as "street name"), you will need to arrange to obtain a proxy from your broker in order to vote in person at the Annual Meeting.

What does it mean if I receive more than one proxy form?

        It means that you have multiple holdings reflected in our stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms to ensure that all your shares are voted.

If I hold shares in the name of a broker, who votes my shares?

        If you received this proxy statement from your broker, your broker should have given you instructions for directing how your broker should vote your shares. It will then be your broker's responsibility to vote your shares for you in the manner you direct.

        Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the election of directors and the ratification of independent auditors, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. If your broker does not receive instructions from you on how to vote particular shares on the ratification of our auditors and your broker does not have discretionary authority to vote on these matters, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters. This is generally referred to as a "broker non-vote" and will affect the outcome of the voting as described below, under "How many votes are needed for approval of each proposal?" Therefore, we encourage you to provide directions to your broker as to how you want your shares voted on the matters to be brought before the Annual Meeting. You should do this by carefully following the instructions your broker gives you concerning its procedures. This ensures that your shares will be voted at the Annual Meeting.

What if I change my mind after I return my proxy?

        If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

  •
  signing another proxy with a later date and returning that proxy to the attention of our corporate Secretary;

  •
  sending notice addressed to the attention of our corporate Secretary that you are revoking your proxy; or

  •
  voting in person at the Annual Meeting.

        If you hold your shares in the name of a broker and desire to revoke your proxy, you will need to contact your broker to revoke your proxy. You may contact our corporate Secretary at the following address:

    West Suburban Bancorp, Inc.
    2800 Finley Road
    Downers Grove, Illinois 60515
    Attn: Secretary

How many votes do we need to hold the Annual Meeting?

        A majority of the shares that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the Annual Meeting in order to hold the Annual Meeting and conduct business. Abstentions are considered present at the Annual Meeting and counted in determining whether a quorum is present.

        Shares are counted as present at the Annual Meeting if the shareholder either:

  •
  is present and votes in person at the Annual Meeting; or

  •
  has properly submitted a signed proxy form or other proxy.

        On March 15, 2002, the record date, there were 432,495 shares of Common Stock issued and outstanding. Therefore, at least 216,248 shares need to be present at the Annual Meeting.

What happens if a nominee is unable to stand for re-election?

        The board may, by resolution, provide for a lesser number of directors or designate a substitute nominee. In the latter case, shares represented by proxies may be voted for a substitute nominee. Proxies cannot be voted for more than five nominees. We have no reason to believe any nominee will be unable to stand for re-election.

What options do I have in voting on each of the proposals?

        You may vote "for" or "withhold authority" to vote for the nominees for director. You may vote "for," "against" or "abstain" on any other proposal that may properly be brought before the Annual Meeting.

How many votes may I cast?

        Generally, you are entitled to cast one vote for each share of stock you owned on the record date. The proxy form included with this proxy statement indicates the number of shares owned by an account attributable to you.

How many votes are needed for each proposal?

        The five individuals receiving the highest number of votes cast "for" their election will be elected as directors of West Suburban. Each share of Common Stock is entitled to one vote on matters submitted to the shareholders and West Suburban's Articles of Incorporation (as amended, the "Articles of Incorporation") do not provide for cumulative voting.

        The ratification of our auditors must receive the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote. Shares represented by broker non-votes are not considered present at the Annual Meeting and are not counted in determining whether a quorum is present. In the election of directors and all other matters voted upon, if a quorum is present, the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting shall constitute shareholder approval. With respect to all matters, abstentions and broker non-votes will be counted as "no" votes in determining the number of shares voted for or against any proposal.

Where do I find the voting results of the Annual Meeting?

        We will announce voting results at the Annual Meeting. The voting results will also be disclosed in our Form 10-Q for the quarter ended June 30, 2002.

Who bears the cost of soliciting proxies?

        We will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of West Suburban or its subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. We may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.

        If you have signed and returned the proxy form and an issue comes up for a vote at the meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

How does the Board recommend that I vote?

        The Board of Directors recommends that you vote "FOR" each of the director nominees and "FOR" ratification of the appointment of Crowe, Chizek and Company LLP as West Suburban's independent auditors.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the Annual Meeting on May 8, 2002, five directors are to be elected to serve on the Board of Directors until the next annual meeting of shareholders or until their successors are elected and qualified. It is the intention of the persons named as proxies on the enclosed form of proxy to vote such proxy, unless indicated otherwise by the shareholder giving the proxy, in favor of the election of the nominees named below.

        If for any reason any of the nominees shall become unavailable for election, the proxy will be voted for nominees selected by the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee would not be available for election. The vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting will be required to elect each of the nominees named below to the Board of Directors. The Board of Directors nominates individuals to serve on the Board of Directors. Additionally, the Board of Directors may consider nominations submitted in writing by shareholders.

The Nominees

        Information concerning the nominees for election to the Board of Directors, as of March 15, 2002, is set forth below:

Name	Age	Positions Held with West Suburban	Director Since	Years with West Suburban
Kevin J. Acker	52	Chairman of the Board, Vice President and Director	1986	16
David S. Bell	49	Director	1995	7
Duane G. Debs	45	President, Chief Financial Officer and Director	1997	15
Charles P. Howard	49	Director	1994	8
Peggy P. LoCicero	46	Director	1994	8

        The business experience of each of the above-mentioned nominees for the past five or more years, and certain other biographical information, is set forth below:

        Kevin J. Acker.    Mr. Acker became Chairman of the Board during 1993 and has been a Vice President of West Suburban since it was incorporated in 1986. Mr. Acker has served as Senior Vice President of the Bank since May 1997. He received his Master in Business Administration from Indiana University in 1973. Kevin J. Acker is the son of Ralph L. Acker and the brother of Keith W. Acker, Chief Operations Officer of West Suburban and President of the Bank, and the brother of Craig R. Acker, Director of the Bank.

        David S. Bell.    Mr. Bell served as Director of the Bank from 1990 to May 1997. From 1974 to present, he has maintained a certified public accounting practice. Mr. Bell is a partner in Lexington Square Senior and Health Care Centers. He received a Bachelor of Science and a Master in Business Administration degree from Northern Illinois University in DeKalb, Illinois, a Master of Science degree from DePaul University in Chicago, Illinois and his Certified Public Accountant's certificate from the State of Illinois.

        Duane G. Debs.    Mr. Debs is the President and Chief Financial Officer of West Suburban. Mr. Debs served as Vice President of the Bank from 1987 to May 1997, and has served as Senior Vice President of the Bank since May 1997. Mr. Debs has also served as Comptroller of the Bank since 1987. He received a Bachelor of Science degree from Illinois State University in Bloomington/Normal, Illinois and his Certified Public Accountant's certificate from the State of Illinois.

        Charles P. Howard.    Mr. Howard is currently serving as Business Administrator of Parkview Community Church and served as Business Operations Director of Inner City Impact from May 1995 to April 2000. From 1993 to May 1995 he served as Vice President of Howard Concrete Company, Inc. He received a Bachelor of Arts degree from Trinity College and a Master of Arts degree from Wheaton College.

        Peggy P. LoCicero.    Ms. LoCicero served as Cashier of the Bank from 1985 to 1987 and served as Director of the Bank from 1987 to May 1997. She received a Bachelor of Arts degree from Elmhurst College in 1977.

        The Board of Directors held five meetings during 2001. All directors attended 100% of the meetings of the Board of Directors.

        The entire Board of Directors is involved in establishing compensation and benefits for the chief executive officer as well as the review of compensation and benefits for the other officers and employees of the Company. The Company has established an advisory committee which makes recommendations to the Board of Directors with regard to matters relating to executive compensation. The members of this advisory committee are Mr. Bell, Ms. LoCicero and Mr. Howard, each of whom are directors of West Suburban. During 2001, this advisory committee met twice.

        The Company also maintains an audit committee. The audit committee recommends independent auditors to the Board of Directors, reviews the results of the auditors' services, reviews with management and the internal auditor the systems of internal control and internal audit reports and assures that the Company's books and records are kept in accordance with applicable accounting principles and standards. The members of the audit committee are Messrs. Craig R. Acker, Earl K. Harbaugh, Ronald J. Kuhn, Paul J. Lehman, Michael J. Lynch, Robert W. Schulz and John G. Williams. All of the members of the audit committee, except for Mr. Lynch, are directors of the Bank. During 2001, the audit committee met eight times.

        Beginning in June of 2001, each director of West Suburban received a monthly retainer of $1,500. Prior to June, 2001, each director of West Suburban received a monthly retainer of $1,000 plus an additional $250 for each committee meeting attended.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR
SHARES FOR THE ELECTION OF THE NOMINEES

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

        The Board of Directors has engaged Crowe, Chizek and Company LLP ("Crowe Chizek") to audit the financial statements of the Company for the year ended December 31, 2002, subject to the ratification of the engagement by West Suburban's shareholders. A representative of Crowe Chizek is expected to attend the Annual Meeting. If the appointment of the auditors is not ratified, the matter of the appointment of the auditors will be considered by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR SHARES
 FOR THE RATIFICATION OF THE ENGAGEMENT OF CROWE, CHIZEK AND COMPANY LLP

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

        As of March 15, 2002, to the knowledge of the Board of Directors, the following persons were beneficial owners of more than five percent (5%) of the Common Stock.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned (1)	Percentage Owned
Keith W. Acker (2)(3) c/o West Suburban Bancorp, Inc. 711 South Meyers Road Lombard, IL 60148	25,567	5.91%
Craig R. Acker (2)(4) c/o West Suburban Bancorp, Inc. 711 South Meyers Road Lombard, IL 60148	22,462	5.19%

(1)
The information contained in this column is based upon information furnished to West Suburban by the individuals named above. The number of shares presented includes shares held directly or held by certain members of the named individuals' families over which shares the named individuals may be deemed to have shared voting and investment power and shares beneficially owned through the West Suburban Bank Employee Stock Ownership Plan and Trust ("ESOP"). Inclusion of shares does not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2)
A member of the Acker family. The Acker family, which consists of Ralph L. and Arlis Acker, Keith W. Acker, Kevin J. Acker, Craig R. Acker and Alana S. Acker and their related interests, owns, in aggregate, 85,960 shares of Common Stock.

(3)
The amount reported includes 122 shares held directly by Mr. Acker, 6,910 shares held in the ESOP, 18,525 shares held in a family limited partnership and 10 shares held by Mr. Acker's sister-in-law.

(4)
The amount reported includes 6,641 shares held in the ESOP, 15,327 shares held in a family limited partnership, 246 shares held jointly by Mr. Acker and his wife and 248 shares held by Mr. Acker's children.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information, as of March 15, 2002, with respect to the shares of Common Stock beneficially owned by: (i) each executive officer of the Company; (ii) each nominee for election as a director of the Company; (iii) all executive officers and directors of West Suburban as a group; and (iv) all directors and executive officers of the Company as a group.

Name and Positions Held	Shares of Common Stock Beneficially Owned (1)	Percentage Owned
Kevin J. Acker (2) Chairman of the Board, Vice President and Director of West Suburban and Senior Vice President—Marketing of the Bank	19,368	4.48%
David S. Bell (3) Director of West Suburban	959	0.22%
Duane G. Debs (4) President, Chief Financial Officer and Director of West Suburban and Senior Vice President— Comptroller of the Bank	964	0.22%
Charles P. Howard (5) Director of West Suburban	2,881	0.67%
Peggy P. LoCicero (6) Director of West Suburban	7,089	1.64%
Keith W. Acker (7) Chief Operations Officer of West Suburban and President and Director of the Bank	25,567	5.91%
Michael P. Brosnahan (8) Vice President of West Suburban and Senior Vice President—Lending of the Bank	1,391	0.32%
All directors and executive officers of West Suburban as a group (7 persons)	58,219	13.46%
All directors and executive officers of the Company as a group (14 persons)	132,656	30.67%

(1)
Includes stock beneficially owned through the ESOP. The information contained in this column is based upon information furnished to West Suburban by the individuals named above and the members of the designated group and includes shares held directly and in a fiduciary capacity, and held by certain members of the named individuals' families over which shares of the named individuals may be deemed to have shared voting and investment power. Inclusion of shares shall not constitute an admission of beneficial ownership or voting and investment power over included shares.

(2)
The amount reported includes 4,998 shares held in the ESOP, 14,369 shares held in a family limited partnership and one share held by Mr. Acker's son.

(3)
The amount reported includes 541 shares held directly by Mr. Bell, 368 shares held in a family trust and 50 shares held in Mr. Bell's children's trust.

(4)
The amount reported includes 714 shares held in the ESOP and 250 shares held jointly by Mr. Debs and his wife.

(5)
The amount reported includes 936 shares held directly by Mr. Howard, 1,064 shares held in an individual retirement account, 832 shares held by Mr. Howard's wife and 49 shares held by Mr. Howard's children.

(6)
The amount reported includes 3,849 shares held directly by Ms. LoCicero, 2,187 shares held in trusts and 42 shares held in an individual retirement account, 257 shares held by Ms. LoCicero's husband and 754 shares held by Ms. LoCicero's children.

(7)
The amount reported includes 122 shares held directly by Mr. Acker, 6,910 shares held in the ESOP, 18,525 shares held in a family limited partnership and 10 shares held by Mr. Acker's sister-in-law.

(8)
The amount reported includes 928 shares held in the ESOP and 463 shares held in trusts for the benefit of Mr. Brosnahan.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's executive officers and directors and persons who own more than 10% of Common Stock file reports of ownership and changes in ownership with the Securities and Exchange Commission and with the exchange on which West Suburban's shares of Common Stock are traded. Such persons are also required to furnish West Suburban with copies of all Section 16(a) forms they file. Based solely on West Suburban's review of the copies of such forms furnished to West Suburban and, if appropriate, representations made to West Suburban by any such reporting person concerning whether a Form 5 was required to be filed for the 2001 fiscal year, West Suburban is not aware that any of its directors and executive officers or 10% shareholders failed to comply with the filing requirements of Section 16(a) during 2001.

EXECUTIVE COMPENSATION

        Presented below is a Summary Compensation Table that sets forth the remuneration of the Company's Chief Executive Officer and the four most highly compensated executive officers of the Company whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 2001:

Summary Compensation Table

Annual Compensation
Name and Principal Position Held with the Company						All Other Compen- sation (3)
	Year	Salary (1)		Bonus (2)
Kevin J. Acker Chairman of the Board, Vice President and Director of West Surburban and Senior Vice President — Marketing of the Bank	2001 2000 1999	$ $ $	285,180 285,572 288,180	$ $ $	38,759 37,776 18,902	$ $ $	25,500 25,500 24,000
Keith W. Acker Chief Operations Officer of West Surburban and President and Director of the Bank	2001 2000 1999	$ $ $	310,180 310,571 317,014	$ $ $	42,509 41,108 20,570	$ $ $	25,500 25,500 24,000
Michael P. Brosnahan Vice President of West Suburban and Senior Vice President — Lending of the Bank	2001 2000 1999	$ $ $	238,690 239,141 242,442	$ $ $	31,976 31,748 15,886	$ $ $	25,500 25,500 24,000
Duane G. Debs President, Chief Financial Officer and Director of West Suburban and Senior Vice President — Comptroller of the Bank	2001 2000 1999	$ $ $	222,812 223,322 228,385	$ $ $	29,619 29,654 14,838	$ $ $	25,500 25,500 24,000
James T. Chippas Senior Vice President — Consumer Lending of the Bank	2001 2000 1999	$ $ $	140,153 140,092 112,159	$ $ $	20,250 13,215 5,000	$ $ $	22,244 21,011 11,167

(1)
Includes the value of insurance benefits and amounts deferred pursuant to certain Deferred Compensation Agreements (as defined on the following page) between the Bank and the named executive officers.

(2)
Bonuses are typically paid during the quarter following the annual period to which the bonus relates.

(3)
Represents contributions by the Bank to the ESOP.

Report of the Board of Directors on Executive Compensation

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Suburban shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        As members of the Board of Directors, it is our duty to review compensation levels of members of management, to evaluate the performance of management and to consider management succession and other related matters. In addition, the Board of Directors participates in the administration of the Company's various incentive plans, including the ESOP and reviews in detail all aspects of compensation of its executive officers.

        The Company has established an advisory committee comprised of the following individuals to make recommendations to the Board of Directors with regard to matters relating to executive compensation: Mr. David S. Bell, Ms. Peggy P. LoCicero and Mr. Charles P. Howard, each a director of West Suburban. The advisory committee is involved in establishing compensation and benefits for the Company's officers and employees. No member of the advisory committee was an officer or employee of the Company during 2001.

        West Suburban has entered into employment and deferred compensation agreements with its executive officers. The agreements establish compensation packages that consist principally of a base salary amount, a deferred compensation amount and a benefit under the ESOP, as well as a discretionary bonus that has generally been awarded based upon the performance of the Company. Participation in the ESOP is not only intended to provide a retirement benefit to the executive officers, but to also serve as incentive compensation that is directly contingent upon performance of the Company. During 2001, based on benchmarks established by the Board of Directors, the Board determined that the Company's current year return on average assets was sufficient to award bonus amounts of $38,759 to Kevin J. Acker, $42,509 to Keith W. Acker, $31,976 to Michael P. Brosnahan, $29,619 to Duane G. Debs and $20,250 to James T. Chippas. The employment agreements also provide for certain payments upon an involuntary termination of the executive officer's employment or upon a termination following a change in control of West Suburban. West Suburban did not employ a separate methodology to review the compensation of its chief executive.

        The Board of Directors and the advisory committee retained Crowe Chizek to provide comparative compensation information so as to enable the Board of Directors to evaluate the manner in which the compensation levels of its executive officers compare to executives at peer organizations. The information provided by Crowe Chizek indicated that the total direct compensation for the executive officers, as a group, of West Suburban was not in excess of the compensation levels of peer organizations within the Company's market area.

        The Board of Directors does not believe that the limitations on the deductibility of executive compensation imposed under Section 162(m) of the Internal Revenue Code of 1986, as amended, will affect the deductibility of compensation expected to be paid during 2001 to West Suburban's executives. However, the Board of Directors will continue to evaluate the impact which Section 162(m) may have on the Company and take such actions as it deems appropriate.

Submitted by the Board of the Directors

Kevin J. Acker
David S. Bell
Duane G. Debs
Charles P. Howard
Peggy P. LoCicero

Shareholder Return Performance Presentation

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Suburban shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        The Securities and Exchange Commission requires that West Suburban include in this proxy statement a line-graph presentation comparing cumulative, five-year shareholder returns on an indexed basis with the Standard & Poor's 500 Stock Index ("S&P 500") and either a nationally recognized industry standard or an index of peer companies selected by West Suburban. The Board of Directors has selected (based on their similarity in size, loan portfolios and business markets) a peer group consisting of the following four regional multi-bank holding companies located in the midwest: AMCORE Financial, Inc., First Busey Corporation, First Oak Brook Bancshares, Inc. and Old Second Bancorp, Inc.

COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
AMONG WEST SUBURBAN BANCORP, INC., THE S & P 500 INDEX
AND A PEER GROUP

      * $100 invested on 12/31/96 in stock or index-including reinvestment of dividends. Fiscal year ending December 31.

      Copyright © 2002, Standard & Poor's

        The following table sets forth the dollar amounts of the annual Total Returns (as defined below) for the Company, the peer group and the S&P 500, which are plotted on the line graph on the previous page. "Total Return" means the sum of dividends received, assuming dividend reinvestment, and the increase (or decrease) in the share price at the end of the period compared to the beginning of the period, divided by the share price at the beginning of the period.

	1996	1997	1998	1999	2000	2001
The Company	$100.00	$131.94	$152.60	$163.64	$183.82	$208.46
S&P 500	$100.00	$133.96	$171.47	$207.56	$188.66	$166.24
Peer Group	$100.00	$142.16	$138.36	$152.27	$138.64	$168.83

        The Total Returns of the companies included in the above peer group have been assigned various weights based on their relative market capitalizations. The weights assigned to each company included in the above peer group are as follows:

	Annual Market Capitalization Weights (%)
	1997	1998	1999	2000	2001
AMCORE Financial, Inc.	48.0%	61.0%	58.0%	53.8%	51.3%
First Busey Corporation	31.3%	14.4%	21.9%	24.3%	25.1%
First Oak Brook Bancshares, Inc.	5.4%	7.8%	6.0%	9.7%	10.5%
Old Second Bancorp, Inc.	15.3%	16.8%	14.1%	12.2%	13.1%

	100.0%	100.0%	100.0%	100.0%	100.0%

Employment Agreements

        West Suburban has employment agreements with certain executive officers of the Company, including each of the individuals named in the Summary Compensation Table (the "Covered Executives"). The purpose of the employment agreements is to ensure the continued employment of the executive officers with the Company. Generally, the employment agreements of the Covered Executives are similar except for differences in the cash compensation and incentive payments of the Covered Executives.

        The employment agreements provide for a current annual base salary during 2001 equal to $258,391 for Kevin J. Acker, $283,391 for Keith W. Acker, $213,172 for Michael P. Brosnahan, $197,463 for Duane G. Debs and $135,000 for James T. Chippas. Based on certain factors that included the performance of the Company during 2001, the Covered Executives received cash bonuses in the following amounts: $38,759 to Kevin J. Acker; $42,509 to Keith W. Acker; $31,976 to Michael P. Brosnahan; $29,619 to Duane G. Debs; and $20,250 for James T. Chippas. The current term of the employment agreements of each Covered Executive ends December 31, 2004, and is extended annually for an additional one-year period unless the Company or a Covered Executive provides a notice of non-renewal at least 60 days prior to the anniversary thereof. Each employment agreement terminates upon the Covered Executive's death or disability. The Company is obligated to pay or provide to the Covered Executive salary and benefits until the expiration of the then current term of the employment agreement upon involuntary termination of employment, non extension of the agreement or constructive termination by the Company, other than termination for "cause." The term "cause" is defined in each employment agreement to include, without limitation, a material violation by the Covered Executive of any applicable material law or regulation with respect to the Company's business, the conviction of the Covered Executive of a felony or the willful or negligent failure of the Covered Executive to perform his duties under the employment agreement. Under certain circumstances, upon voluntary termination of employment by the Covered Executive, the Covered Executive would be entitled to a payment equal to, in the case of Messrs. Keith and Kevin Acker, one and one-half times their then current annual base salary, in the case of Messrs. Brosnahan, Debs and Chippas, nine times their then current monthly base salary. In all instances, the Covered Executive is subject to confidentiality requirements following any such termination.

        In the event of a change in control of West Suburban, as defined under the employment agreements, and the involuntary or voluntary termination of employment of the Covered Executive, either West Suburban or its successor, is obligated to make a lump sum payment equal to three times the Covered Executive's then current annual base salary and the average of the most recent three years' annual bonus. The Covered Executive is also entitled to participate in life and disability benefits for three years and medical benefits until the earlier of medicare eligibility date or the date the executive elects to become covered under another employer sponsored medical benefit plan or program. Such payment and benefits are limited to the maximum golden parachute amount allowable under the Internal Revenue Code of 1986, as amended.

Directors and Senior Management Deferred Compensation Plan

        During April, 2001, the Company adopted the West Suburban Bancorp, Inc. Directors and Senior Management Deferred Compensation Plan (the "Plan") to succeed to the Company's obligations under certain Deferred Compensation and Split-Dollar Insurance Agreements with certain executive officers of the Company, including each of the individuals named in the Summary Compensation Table. The purpose of the Plan is to ensure the continued employment of the executive officers with the Company and to assist the executives in establishing a program to provide supplemental retirement benefits, disability and pre-retirement death benefits. The amount of the benefits received by the Company's Chief Executive Officer and the four most highly compensated executives is included in the Summary Compensation Table under the Salary column.

AUDIT COMMITTEE REPORT

        The incorporation by reference of this proxy statement into any document filed with the Securities and Exchange Commission by West Suburban shall not be deemed to include the following report unless the report is specifically stated to be incorporated by reference into such document.

        The audit committee assists the Board of Directors in carrying out its oversight responsibilities for the Company's financial reporting process, audit process and internal controls. The audit committee also reviews the audited financial statements and recommends to the Board of Directors that they be included in the Company's annual report on Form 10-K. The audit committee is comprised solely of outside directors.

        The audit committee has reviewed and discussed our audited financial statements for the fiscal year ended December 31, 2001 with the Company's management and Crowe Chizek, the Company's independent auditors. The committee has also discussed with Crowe Chizek the matters required to be discussed by Statement on Accounting Standards No. 61 as well as having received and discussed the written disclosures and the letter from Crowe Chizek required by Independence Standards Board Statement No. 1 (Independence Discussions with Audit Committees). Based on the review and discussions with management and Crowe Chizek, the committee has recommended to the Board of Directors that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ending December 31, 2001 for filing with the Securities and Exchange Commission.

Audit Fees

        The Company's independent auditor during 2001 was Crowe Chizek. The aggregate fees and expenses billed by Crowe Chizek in connection with the audit of the Company's annual financial statements as of and for the year ended December 31, 2001 and for the required review of the Company's interim financial statements included in its Form 10-Q filings for the year 2001 was $98,900.

Financial Information Systems Design and Implementation Fees

        There were no fees incurred for these services for the year 2001.

All Other Fees

        The aggregate fees and expenses billed by Crowe Chizek for all other services rendered to the Company for 2001 was $104,225.

        The audit committee, after consideration of the matter, does not believe that the rendering of these services by Crowe Chizek to be incompatible with maintaining its independence as the Company's principal auditors.

TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES

        Some of the directors and officers of West Suburban, and some of the corporations and firms with which these individuals are associated, are customers of the Bank in the ordinary course of business, and/or are indebted to the Bank for loans in the amount of $60,000 or more, and it is anticipated that they will continue to be customers of and indebted to the Bank in the future. Management of the Company believes that loans to these individuals do not involve more than the normal risk of collectibility and were made on substantially the same terms, including interest rates and collateral provided, as those prevailing for comparable loans in transactions with others.

PROPOSALS OF SHAREHOLDERS

        Proposals of shareholders intended to be presented at the 2003 Annual Meeting of Shareholders must be received by the corporate Secretary of West Suburban, 2800 Finley Road, Downers Grove, Illinois 60515, no later than December 15, 2002 in order for such proposal to be included in West Suburban's 2003 proxy statement.

FAILURE TO INDICATE CHOICE

        IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (1) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) EACH OF THE NOMINEES. IF ANY SHAREHOLDER FAILS TO INDICATE A CHOICE IN PROPOSAL (2) ON THE PROXY, THE SHARES OF SUCH SHAREHOLDER SHALL BE VOTED (FOR) THE RATIFICATION OF THE ENGAGEMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

FORM 10-K

        The Company will furnish without charge a copy of its report on Form 10-K for the fiscal year ended December 31, 2001, including the financial statements and the schedules and exhibits thereto, upon written request of any shareholder of West Suburban. Requests for such materials should be directed to Mr. Duane G. Debs, President, West Suburban Bancorp, Inc., 2800 Finley Road, Downers Grove, Illinois 60515.

OTHER BUSINESS

        It is not anticipated that any matters will be presented to the shareholders other than those mentioned in this proxy statement. However, if other matters are brought before the meeting, it is intended that the persons named in the proxies will vote those proxies, insofar as the same are not limited to the contrary, in their discretion.

By Order of the Board of Directors,
April 8, 2002 Lombard, Illinois	/s/ Kevin J. Acker
Kevin J. Acker Chairman of the Board

ALL SHAREHOLDERS ARE REQUESTED
TO SIGN AND MAIL THEIR PROXIES PROMPTLY

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS OF
WEST SUBURBAN BANCORP, INC.

To Be Held on May 8, 2002

        The undersigned hereby appoints Keith W. Acker and George E. Ranstead and each or either of them with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of shares that the undersigned would be entitled to vote if then personally present at the Annual Meeting of Shareholders of West Suburban Bancorp, Inc. to be held at 711 South Meyers Road, Lombard, Illinois on the 8th day of May, 2002 at 8:00 A.M. local time, or at any adjournment or postponement thereof, upon the matters set forth in the Notice of the Annual Meeting and proxy statement, receipt of which is hereby acknowledged:

1.	Election of directors.
		For	Withhold Authority
	Kevin J. Acker	☐	☐
	David S. Bell	☐	☐
	Duane G. Debs	☐	☐
	Charles P. Howard	☐	☐
	Peggy P. LoCicero	☐	☐
2.	Ratification of Crowe, Chizek and Company LLP as the Company's independent auditors.
		For	Against	Abstain
		☐	☐	☐
3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES LISTED UNDER PROPOSAL 1 AND "FOR" PROPOSAL 2.

NOTE:	Please date proxy and sign it exactly as name or names appear on West Suburban's records. All joint owners of shares MUST sign in order for the proxy to be valid. State full title when signing as executor, administrator, trustee, guardian, etc. Please return proxy in the enclosed envelope.
Dated:	, 2002
Please Sign Here:
Print Name:

QuickLinks

Notice of 2002 Annual Meeting and Proxy Statement
[LOGO] WEST SUBURBAN BANCORP, INC. 711 South Meyers Road Lombard, Illinois 60148 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To Be Held on May 8, 2002
[LOGO] WEST SUBURBAN BANCORP, INC. PROXY STATEMENT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
TRANSACTIONS WITH DIRECTORS, OFFICERS AND ASSOCIATES
PROPOSALS OF SHAREHOLDERS
FAILURE TO INDICATE CHOICE
FORM 10-K
OTHER BUSINESS